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                                  EXHIBIT (99)
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                        PRO FORMA FINANCIAL INFORMATION
               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)

     The following unaudited pro forma combined condensed statements of income present the combined statements of income assuming the companies had been combined for each period presented on a pooling of interests or purchase accounting basis (effective as of January 1, 1993), as appropriate.


                                                            FIRST UNION    HOME     PRO FORMA     PURCHASE      PRO FORMA
(IN THOUSANDS EXCEPT PER SHARE DATA)                        CORPORATION   FEDERAL   COMBINED    ACQUISITIONS   ADJUSTMENTS
NINE MONTHS ENDED SEPTEMBER 30, 1994
Interest income...........................................  $ 3,705,191    11,952   3,717,143      377,344       (34,284)
Interest expense..........................................    1,450,774     7,058   1,457,832      206,496            --
Net interest income.......................................    2,254,417     4,894   2,259,311      170,848       (34,284)
Provision for loan losses.................................       75,000       205      75,205          (52)           --
Net interest income after provision for loan losses.......    2,179,417     4,689   2,184,106      170,900       (34,284)
Securities available for sale transactions................       (1,581)      (19)     (1,600)       1,101            --
Investment security transactions..........................        3,595        --       3,595           --            --
Noninterest income........................................      855,051     1,048     856,099       27,299            --
Noninterest expense.......................................    1,973,280     5,088   1,978,368      140,096        24,043
Income before income taxes................................    1,063,202       630   1,063,832       59,204       (58,327)
Income taxes..............................................      369,371        86     369,457       18,629       (17,897)
Net income................................................      693,831       544     694,375       40,575       (40,430)
Dividends on preferred stock..............................       18,522        --      18,522           --            --
Net income applicable to common stockholders..............  $   675,309       544     675,853       40,575       (40,430)
Pro forma per common share data:
  Net income available to common stockholders.............  $      3.94
  Average common shares (in thousands)....................      171,265
                                                            PRO FORMA
(IN THOUSANDS EXCEPT PER SHARE DATA)                        COMBINED
NINE MONTHS ENDED SEPTEMBER 30, 1994
Interest income...........................................  4,060,203
Interest expense..........................................  1,664,328
Net interest income.......................................  2,395,875
Provision for loan losses.................................     75,153
Net interest income after provision for loan losses.......  2,320,722
Securities available for sale transactions................       (499)
Investment security transactions..........................      3,595
Noninterest income........................................    883,398
Noninterest expense.......................................  2,142,507
Income before income taxes................................  1,064,709
Income taxes..............................................    370,189
Net income................................................    694,520
Dividends on preferred stock..............................     18,522
Net income applicable to common stockholders..............    675,998
Pro forma per common share data:
  Net income available to common stockholders.............       3.94
  Average common shares (in thousands)....................    171,755

                                                                       POOLING OF
                                                        FIRST UNION   INTEREST       PRO FORMA     PURCHASE      PRO FORMA
                                                        CORPORATION   ACQUISITIONS   COMBINED    ACQUISITIONS   ADJUSTMENTS
YEAR ENDED DECEMBER 31, 1993
Interest income.......................................  $ 4,556,332      35,971      4,592,303      527,957       (41,100)
Interest expense......................................    1,790,439      21,228      1,811,667      306,225            --
Net interest income...................................    2,765,893      14,743      2,780,636      221,732       (41,100)
Provision for loan losses.............................      221,753       3,579        225,332        2,827            --
Net interest income after provision for loan losses...    2,544,140      11,164      2,555,304      218,905       (41,100)
Securities available for sale transactions............       25,767          --         25,767       12,618            --
Investment security transactions......................        7,435         948          8,383           --            --
Noninterest income....................................    1,165,086      36,256      1,201,342       49,184            --
Noninterest expense...................................    2,521,647      26,648      2,548,295      194,692        34,612
Income before income taxes............................    1,220,781      21,720      1,242,501       86,015       (75,712)
Income taxes..........................................      403,260         312        403,572       12,606       (22,950)
Net income............................................      817,521      21,408        838,929       73,409       (52,762)
Dividends on preferred stock..........................       24,900          94         24,994        1,204            --
Net income applicable to common stockholders..........  $   792,621      21,314        813,935       72,205       (52,762)
Pro forma per common share data:
  Net income available to common stockholders.........  $      4.73
  Average common shares (in thousands)................      167,692

                                                        PRO FORMA
                                                        COMBINED
YEAR ENDED DECEMBER 31, 1993
Interest income.......................................  5,079,160
Interest expense......................................  2,117,892
Net interest income...................................  2,961,268
Provision for loan losses.............................    228,159
Net interest income after provision for loan losses...  2,733,109
Securities available for sale transactions............     38,385
Investment security transactions......................      8,383
Noninterest income....................................  1,250,526
Noninterest expense...................................  2,777,599
Income before income taxes............................  1,252,804
Income taxes..........................................    393,228
Net income............................................    859,576
Dividends on preferred stock..........................     26,198
Net income applicable to common stockholders..........    833,378
Pro forma per common share data:
  Net income available to common stockholders.........       4.85
  Average common shares (in thousands)................    171,859

See accompanying notes to pro forma financial information.
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                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1994
                                  (UNAUDITED)
     The following unaudited pro forma combined condensed balance sheet combines the consolidated historical balance sheets on the assumption that the acquisitions had been effective as of September 30, 1994, on a pooling of interests or purchase accounting basis, as appropriate.

                                                                                                                         PURCHASES
                                                                                                                          OF LOANS
                          FIRST UNION     HOME     PRO FORMA     PRO FORMA      PURCHASE      PRO FORMA     PRO FORMA       AND
(IN THOUSANDS)            CORPORATION   FEDERAL    ADJUSTMENT    COMBINED     ACQUISITIONS   ADJUSTMENTS    COMBINED      DEPOSITS
ASSETS
Cash and due from
  banks.................. $3,212,888       1,752          --      3,214,640        80,517      (923,744)     2,371,413    1,680,980
Interest-bearing
  balances...............    632,206          65          --        632,271            25            --        632,296           --
Federal funds sold and
  securities purchased
  under resale
  agreements.............  1,771,643          --          --      1,771,643         8,745            --      1,780,388           --
  Total cash and cash
    equivalents..........  5,616,737       1,817          --      5,618,554        89,287      (923,744)     4,784,097    1,680,980
Trading account assets...  1,303,453          --          --      1,303,453            --            --      1,303,453           --
Securities available for
  sale...................  8,226,530         966          --      8,227,496       292,283            --      8,519,779           --
Investment securities....  3,179,763      30,130          --      3,209,893     1,901,342       (62,301)     5,048,934           --
Loans, net of unearned
  income................. 51,633,034     195,464          --     51,828,498     4,511,066            --     56,339,564       13,209
  Allowance for loan
    losses............... (1,004,298 )    (2,496)         --     (1,006,794)      (43,031)           --     (1,049,825)          --
  Loans, net............. 50,628,736     192,968          --     50,821,704     4,468,035            --     55,289,739       13,209
Premises and equipment...  1,617,933         548          --      1,618,481        86,333       (21,867)     1,682,947        7,875
Due from customers on
  acceptances............    133,928          --          --        133,928            --            --        133,928           --
Mortgage servicing
  rights.................     89,666          --          --         89,666        11,991        24,805        126,462           --
Credit card premium......     62,463          --          --         62,463            --            --         62,463           --
Other intangible
  assets.................  1,091,488          --          --      1,091,488        75,724       364,493      1,531,705      136,521
Segregated assets........    209,209          --          --        209,209            --            --        209,209           --
Other assets.............  2,083,212       4,638          --      2,087,850       187,325       (12,776)     2,262,399          783
  Total assets........... $74,243,118    231,067          --     74,474,185     7,112,320      (631,390)    80,955,115    1,839,368
LIABILITIES AND
  STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing.... 10,295,616          --          --     10,295,616       169,350            --     10,464,966           --
  Interest-bearing....... 43,391,435     192,349          --     43,583,784     4,887,440            --     48,471,224    1,833,831
  Total deposits......... 53,687,051     192,349          --     53,879,400     5,056,790            --     58,936,190    1,833,831
Short-term borrowings....  9,988,596       1,985          --      9,990,581       618,002            --     10,608,583           --
Bank acceptances
  outstanding............    133,928          --          --        133,928            --            --        133,928           --
Other liabilities........  1,541,549       2,453          --      1,544,002       154,493         9,590      1,708,085        5,537
Long-term debt...........  3,269,363      21,500          --      3,290,863       642,055            --      3,932,918           --
  Total liabilities...... 68,620,487     218,287          --     68,838,774     6,471,340         9,590     75,319,704    1,839,368
STOCKHOLDERS' EQUITY
Preferred stock..........     31,592          --          --         31,592         5,861        (5,861)        31,592           --
Common stock.............    585,948          10       1,644        587,602        43,624       (43,624)       587,602           --
Paid-in capital..........  1,693,389       4,615      (1,644)     1,696,360       532,122      (532,122)     1,696,360           --
Retained earnings........  3,482,620       8,195          --      3,490,815       114,058      (114,058)     3,490,815           --
Less: Treasury stock.....         --          --          --             --       (48,983)       48,983             --           --
Unrealized loss on debt
  and equity
  securities.............   (170,918 )       (40)         --       (170,958)       (5,702)        5,702       (170,958)          --
  Total stockholders'
    equity...............  5,622,631      12,780          --      5,635,411       640,980      (640,980)     5,635,411           --
  Total liabilities and
    stockholders'
    equity............... $74,243,118    231,067          --     74,474,185     7,112,320      (631,390)    80,955,115    1,839,368
                            PRO FORMA
(IN THOUSANDS)              COMBINED
                          <
ASSETS
Cash and due from
  banks..................    4,052,393
Interest-bearing
  balances...............      632,296
Federal funds sold and
  securities purchased
  under resale
  agreements.............    1,780,388
  Total cash and cash
    equivalents..........    6,465,077
Trading account assets...    1,303,453
Securities available for
  sale...................    8,519,779
Investment securities....    5,048,934
Loans, net of unearned
  income.................   56,352,773
  Allowance for loan
    losses...............   (1,049,825)
  Loans, net.............   55,302,948
Premises and equipment...    1,690,822
Due from customers on
  acceptances............      133,928
Mortgage servicing
  rights.................      126,462
Credit card premium......       62,463
Other intangible
  assets.................    1,668,226
Segregated assets........      209,209
Other assets.............    2,263,182
  Total assets...........   82,794,483
LIABILITIES AND
  STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing....   10,464,966
  Interest-bearing.......   50,305,055
  Total deposits.........   60,770,021
Short-term borrowings....   10,608,583
Bank acceptances
  outstanding............      133,928
Other liabilities........    1,713,622
Long-term debt...........    3,932,918
  Total liabilities......   77,159,072
STOCKHOLDERS' EQUITY
Preferred stock..........       31,592
Common stock.............      587,602
Paid-in capital..........    1,696,360
Retained earnings........    3,490,815
Less: Treasury stock.....           --
Unrealized loss on debt
  and equity
  securities.............     (170,958)
  Total stockholders'
    equity...............    5,635,411
  Total liabilities and
    stockholders'
    equity...............   82,794,483

See accompanying notes to pro forma financial information.
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                    NOTES TO PRO FORMA FINANCIAL INFORMATION
     (1) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the acquisitions indicated in Note (2) been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

     (2) During 1994, First Union Corporation (the "Corporation") entered into various transactions which included (i) the November 1994 pooling of interest acquisition of Home Federal Savings Bank with income before income taxes and other items of $2 million for the year ended December 31, 1993, and which involved the issuance of 507,000 shares of the Corporation's common stock, (ii) the pending purchase accounting acquisitions of First Florida Savings Bank, FSB, Ameribanc Investors Group, American Savings Bank of Florida, FSB, and Coral Gables Fedcorp, Inc. at an aggregate estimated cost of approximately $856 million,
         (iii) the December 1994 purchase of a DE MINIMUS amount of loans, and the purchase of deposits from Chase Manhattan Bank of Florida, N.A. ("Chase") and Great Western Federal Savings Bank ("Great Western"), which in the aggregate amounted to $1.8 billion, at an aggregate cost of approximately $137 million, and (iv) during the first nine months of 1994, the purchase of deposits of Jacksonville Federal Savings Association, Citizens Federal Savings Association, Cobb Federal Savings Association and Hollywood Federal Savings Association from the Resolution Trust Corporation ("RTC") in the aggregate amount of $642 million, at an aggregate cost of $68 million. Purchases of deposits from Chase, Great Western and the RTC do not constitute a sufficient continuity of operations, and moreover, additional financial data is not available to develop meaningful and reliable pro forma income statement information with respect to such purchases. Additionally, prior to September 30, 1994, completed transactions included the 1994 second quarter pooling of interests acquisitions of American Bancshares, Inc. and Lieber & Company with aggregate assets of $213 million as of the dates required and income before income taxes and other items of $20 million for the year ended December 31, 1993, and which involved the issuance of 3,662,000 shares of the Corporation's common stock, and the August 1994 purchase accounting acquisition of BancFlorida Financial Corporation with assets of $1.5 billion and income before income taxes of $5 million in the seven months ended July 31, 1994, at a cost of $161 million. Goodwill and deposit base premium of approximately $454 million and $327 million, respectively, are currently expected to result from all completed and pending purchase transactions. On a pooling of interests accounting basis, income and other financial statements of the Corporation issued after consummation of such pooling of interests transactions would normally be restated retroactively to reflect the consolidated combined financial position and results of operations of the Corporation as if such transactions had taken place prior to the periods covered by such financial statements; however, because of the relative immateriality of such transactions to the Corporation on a consolidated basis, such statements, while restated herein for the purpose of presenting pro forma financial information, will not be retroactively restated solely as a result of consummation of those acquisitions.

     (3) In determining the pro forma adjustment amounts related to the pro forma combined condensed statements of income, a 3.68 percent and 3.12 percent cost of funds for the nine months ended September 30, 1994 and for the year ended December 31, 1993, respectively, a six-to-ten year straight-line life related to investment securities, a nine-year straight-line life related to loans, a 10-year straight-line life related to premises and equipment and mortgage servicing rights, a 10-year sum-of-the-years digits method related to deposit base premium, and a 25-year straight-line life related to goodwill, were used.

     (4) Certain insignificant reclassifications have been included herein to conform statement presentations. Transactions conducted in the ordinary course of business between the companies are immaterial and, accordingly, have not been eliminated.

     (5) The unaudited pro forma financial information does not include any material expenses or restructuring charges related to the acquisitions.

     (6) As indicated by the foregoing unaudited pro forma financial information and based solely on combined financial information as of September 30, 1994, upon consummation of the acquisitions, the Corporation's historical net income per common share for the nine months ended September 30, 1994, and for the year ended December 31, 1993, would not have been dilutive. It should not necessarily be assumed, however, that the foregoing data will represent actual dilution with respect to the acquisitions.
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